SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into effective as of August 17, 2023 (the “Effective Date”), by and among the entities listed on Exhibit A attached hereto (each, a “Seller” and collectively, the “Sellers”), and EGP MEDBASE REIT LLC, a Delaware limited liability company (“Purchaser”).

R E C I T A L S:

WHEREAS, Sellers and Purchaser (as successor by assignment from Easterly Government Properties LP, a Delaware limited partnership) entered into that certain Purchase and Sale Agreement dated as of September 30, 2021, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 12, 2021, that certain Second Amendment to Purchase and Sale Agreement dated as of November 1, 2021, that certain Third Amendment to Purchase and Sale Agreement dated as of December 21, 2021, that certain Fourth Amendment to Purchase and Sale Agreement dated as of December 21, 2021, that certain Fifth Amendment to Purchase and Sale Agreement dated as of November 14, 2022. and as further amended by that certain Sixth Amendment to Purchase and Sale Agreement dated as of April 10, 2023 (collectively, the “Purchase Agreement”);

WHEREAS, pursuant to the Purchase Agreement, Sellers agreed to sell to Purchaser, and Purchaser agreed to buy from Sellers, the Membership Interests in the Companies set forth next to such Seller’s name on Exhibit A to the Purchase Agreement; and

WHEREAS, Sellers and Purchaser desire to further amend the Purchase Agreement to set forth certain agreements of the parties as more particularly set forth herein.

NOW, THEREFORE, in consideration of the terms, conditions and covenants contained in the Purchase Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser agree as follows:

1.
Capitalized Terms. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Purchase Agreement.
2.
Aggregate Purchase Price; Replacement of Schedule 2.3.
(a)
Section 2.3 of the Purchase Agreement is hereby amended to provide that the term “Aggregate Purchase Price” means Six Hundred Nineteen Million Six Hundred Sixty Thousand and No/100 Dollars ($619,660,000.00).
(b)
Schedule 2.3 to the Purchase Agreement is hereby deleted in the entirety and replaced with Schedule 2.3 attached to this Amendment.
3.
Replacement of Section 2.4(b). Section 2.4(b) to the Purchase Agreement is hereby deleted in the entirety and replaced with the following:

(b) On or prior to the last Business Day of the thirteenth (13th) full calendar month following each Stabilization Date for a Property (each, a “Purchase Price Adjustment

Date”), Purchaser and the applicable Seller shall adjust the Purchase Price paid for the Membership Interests of the Company that owns such Property pursuant to this Section 2.4(b), provided that if as of an applicable Purchase Price Adjustment Date all information necessary to calculate Operating Income with respect to the applicable Property is not available, such Purchase Price Adjustment Date shall be extended to the date on which all such information is available. The projected stabilized Operating Income for the first full twelve-month period following the Stabilization Date for each Property is set forth on Schedule 2.4(b) attached hereto and made a part hereof (each, a “Stabilized Operating Income”). With the exception of the Corpus Christi Company and the Jacksonville Company, each Purchase Price was determined using the Stabilized Operating Income for the applicable Property and a capitalization rate of five and one-quarter percent (5.25%), while the Purchase Price for the Corpus Christi Company and the Jacksonville Company was determined using the Stabilized Operating Income for the applicable Property and a capitalization rate of six percent (6.0%) (the “Cap Rate” means 5.25% for each Purchase Price except for the Corpus Christi Company and the Jacksonville Company; the “Cap Rate” for the Purchase Price for the Corpus Christi Company and the Jacksonville Company means 6.0%). On or prior to each Purchase Price Adjustment Date, the actual Operating Income for the applicable Property shall be determined for the first full twelve (12) month period following the Stabilization Date for such Property (each, a “Stabilization Period” and the actual Operating Income for such period being the “Actual Operating Income”). In the event that the Actual Operating Income is less than the Stabilized Operating Income set forth on Schedule 2.4(b) for such Property, the Purchase Price for such Property shall be reduced by an amount equal to the quotient of (i) (x) the positive difference between the Stabilized Operating Income and the Actual Operating Income, divided by (ii) the Cap Rate, and the applicable Seller shall pay to Purchaser the amount as so determined within fifteen (15) days following the date of such determination. In the event that the Actual Operating Income is more than the Stabilized Operating Income set forth on Schedule 2.4(b) for such Property, the Purchase Price for such Property shall be increased by an amount equal to the quotient of (i) (x) the positive difference between the Actual Operating Income and the Stabilized Operating Income, divided by (ii) the Cap Rate, and Purchaser shall pay to the applicable Seller the amount as so determined within fifteen (15) days following the date of such determination. The provisions of this Section 2.4(b) shall survive Closing.

4.
Reaffirmation. The parties acknowledge and agree that notwithstanding anything in the Purchase Agreement or any correspondence between the parties to the contrary, the Purchase Agreement has remained, and is, in full force and effect, and, except as expressly modified by this Amendment, Sellers and Purchaser hereby reaffirm all terms, covenants and conditions contained in the Purchase Agreement.
5.
Governing Law. THIS AMENDMENT IS PERFORMABLE IN THE STATE OF DELAWARE AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF SUCH STATE.
6.
Counterparts. This Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument. The Purchase Agreement and counterparts to this Amendment may be executed and delivered by e-mail transmission, and for purposes of the

Purchase Agreement and this Amendment signatures transmitted by e-mail shall be deemed to be original signatures.
7.
Captions. The paragraph headings of this Amendment are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

SELLERS:

BIRMINGHAM VA MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

CHATTANOOGA VA MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

COLUMBUS VA MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

CORPUS CHRISTI VA MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

JACKSONVILLE VA OPC MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

JOHNSON COUNTY VA MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

LUBBOCK VA MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

COBB COUNTY VA MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

PHOENIX VA MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

SAN ANTONIO VA MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Kevin T. Kelly
Name:	Kevin T. Kelly
Title:	Manager

[Signatures continue on following page.]

PURCHASER:

EGP MEDBASE REIT LLC,

a Delaware limited liability company

By:	/s/ Andrew G. Pulliam
Name:	Andrew G. Pulliam
Title:	Executive Vice President

SCHEDULE 2.3

ALLOCATION OF AGGREGATE PURCHASE PRICE

COMPANY	ALLOCATED PURCHASE PRICE
Birmingham Company	$41,588,000
Chattanooga Company	$58,336,000
Columbus Company	$34,583,000
Corpus Christi Company	$34,316,000
Jacksonville Company	$77,247,000
Lenexa Company	$17,799,000
Lubbock Company	$45,977,000
Marietta Company	$58,737,000
Phoenix Company	$137,670,000
San Antonio Company	$113,407,000

Aggregate Purchase Price	$619,660,000